UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 9, 2014

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE

2 CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operation and Financial Condition.

On October 9, 2014, Helen of Troy Limited (the “Company”) issued a press release announcing its results for its second fiscal quarter and six months ended August 31, 2014.  Additionally, on October 9, 2014, the Company held a conference call discussing its results for the same periods mentioned above.  With this Form 8-K, we are furnishing copies of the press release (attached hereto as Exhibit 99.1) and the text of the conference call (attached hereto as Exhibit 99.2).  The press release and copy of the text of this conference call are also provided on the Investor Relations Page of our website at:  http://www.hotus.com.  The information contained on this website is not included as a part of, or incorporated by reference into, this report.

The Company desires to avail itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and is including this cautionary statement for the express purpose of availing itself of the protection afforded by the Act. The accompanying press release and conference call transcript contain certain forward-looking statements, which are subject to change. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed. Actual future results may vary materially from those expressed or implied in any forward-looking statements. The forward-looking statements are qualified in their entirety by a number of risks that could cause actual results to differ materially from historical or anticipated results. Generally, the words “anticipates”, “estimates”, “believes”, “expects”, “plans”, “may”, “will”, “should”, “seeks”, “project”, “predict”, “potential”, “continue”, “intends”, and other similar words identify forward-looking statements. The Company cautions readers not to place undue reliance on forward-looking statements. The Company intends its forward-looking statements to speak only as of the time of such statements, and does not undertake to update or revise them as more information becomes available. The forward-looking statements contained in the accompanying press release and conference call transcripts should be read in conjunction with, and are subject to and qualified by, the risks described in the Company’s Form 10-K for the year ended February 28, 2014 and in our other filings with the SEC. Investors are urged to refer to the risk factors referred to above for a description of these risks. Such risks include, among others, the departure and recruitment of key personnel, the Company’s ability to deliver products to our customers in a timely manner, the costs of complying with the business demands and requirements of large sophisticated customers, the Company’s relationship with key customers and licensors, our dependence on the strength of retail economies and vulnerabilities to an economic downturn, expectations regarding acquisitions and the integration of acquired businesses, exchange rate risks, disruptions in U.S., European and other international credit markets, risks associated with weather conditions, the Company’s dependence on foreign sources of supply and foreign manufacturing, risks associated with the availability, purity and integrity of materials used in nutritional supplements, the impact of changing costs of raw materials and energy on cost of goods sold and certain operating expenses, the Company’s geographic concentration of certain U.S. distribution facilities, which increases our exposure to significant shipping disruptions and added shipping and storage costs, the Company’s projections of product demand, sales, net income and earnings per share are highly subjective and our future net sales revenue and net income could vary in a material amount from such projections, circumstances that may contribute to future impairment of goodwill, intangible or other long-lived assets, the risks associated with the use of trademarks licensed from and to third parties, the Company’s ability to develop and introduce innovative new products to meet changing consumer preferences, increased product liability and reputational risks associated with the formulation and distribution of nutritional supplements, risks associated with adverse publicity and negative public perception regarding the use of nutritional supplements, trade barriers, exchange controls, expropriations, and other risks associated with foreign operations, the Company’s debt leverage and the constraints it may impose, the costs, complexity and challenges of upgrading and managing our global information systems, the risks associated with information security breaches, the increased complexity of compliance with a number of new government regulations as a result of adding nutritional supplements to the Company’s portfolio of products, the risks associated with tax audits and related disputes with taxing authorities, potential changes in laws, including tax laws, and the Company’s ability to continue to avoid classification as a controlled foreign corporation.

The press release and copy of the text of this conference call include or refer to certain information that the Company believes is non-GAAP Financial Information as contemplated by SEC Regulation G, Rule 100. The press release contains tables that reconcile these measures to their corresponding GAAP based measures presented in the Company’s Consolidated Statements of Income. The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of the Company’s activities. These non-GAAP measures are not prepared in accordance with GAAP, are not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, undue reliance should not be placed on non-GAAP information.

The information in this Item 2.02 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 9, 2014
99.2	Text of conference call held October 9, 2014

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: October 15, 2014	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 9, 2014
99.2	Text of conference call held October 9, 2014